UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 4, 2023

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BOULEVARD, SUITE 250
FOSTER CITY, California 94404
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Based upon preliminary estimates and information available to Geron Corporation (the “Company”) as of January 4, 2023, the Company expects to report that the Company had approximately $173 million in cash, cash equivalents, restricted cash and current and noncurrent marketable securities as of December 31, 2022. The Company has not yet completed its financial close process for the quarter and year ended December 31, 2022. This estimate of the Company’s cash, cash equivalents, restricted cash and current and noncurrent marketable securities as of December 31, 2022 is preliminary, unaudited and is subject to change upon completion of the Company’s financial statement closing procedures and the audit of the Company’s consolidated financial statements.

The information furnished under this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company is updating certain disclosures about the description of its business and the risk factors applicable to its business contained in its prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the Securities and Exchange Commission on November 7, 2022. The updated description of the Company’s business and risk factors are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Updated Company Disclosure
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: January 4, 2023	By:/s/ Stephen Rosenfield
Stephen N. Rosenfield
Executive Vice President, Chief Legal Officer
and Corporate Secretary